UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2012

Citizens Bancshares Corporation

(Exact name of registrant as specified in its charter)

Georgia	333-38509	58-1631302
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

75 Piedmont Avenue, NE, Atlanta, Georgia, USA	30303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 659-5959

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)                                  James E. Young, President and Chief Executive Officer of Citizens Bancshares Corporation (the “Registrant”) and its subsidiary, Citizens Trust Bank (the “Bank”), has taken a medical leave of absence because of a serious illness.

(b)                                 Effective January 5, 2012, Cynthia Day, Senior Executive Vice President and Chief Operating Officer of the Registrant and the Bank, was designated to perform the duties and exercise the powers of the President and Chief Executive Officer of the Registrant and the Bank until the authority is revoked and terminated by the Registrant’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS BANCSHARES CORPORATION

By:	/s/ Samuel J. Cox
Samuel J. Cox
Executive Vice President and
Chief Financial Officer

Date:	January 5, 2012